SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 1998




                                MICROFRAME, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                   NEW JERSEY
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                    (State of jurisdiction of incorporation)


       0-13117                                             22-2413505
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(Commission File No.)                          (IRS Employer Identification No.)


       21 Meridian Avenue, Edison, New Jersey                  08820
      ----------------------------------------               ----------
      (Address of Principal Executive Offices)               (Zip Code)


                                  732-494-4440
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events
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            On May 19,  1998,  the Company  issued a press  release  (the "Press
Release") reporting its Letter of Intent to acquire SolCom Systems Limited.

            A copy of the Press Release is attached to this report as Exhibit 99.01.

Item 7.     Financial Statements and Exhibits.
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            (a)         Financial statements of business acquired:

                        Not applicable.

            (b)         Pro forma financial information:

                        Not applicable.

            (c)         Exhibits:

                        99.01: MicroFrame, Inc. Press Release dated May 19, 1998





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MICROFRAME, INC.



Dated:    May 19, 1998                    By:     /s/ Stephen B. Gray
                                             ------------------------
                                             Stephen B. Gray
                                             President





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                                  EXHIBIT INDEX




Exhibit
Number               Description
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99.01                MicroFrame, Inc. Press Release dated May 19, 1998.







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